UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04451

Legg Mason Capital Management Special Investment Trust, Inc.

(Exact name of Registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: October 31

Date of reporting period: April 30, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

April 30, 2010

Investment Commentary and

Semi-Annual Repor t

Legg Mason Capital Management

Special Investment Trust, Inc.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Capital Management Special Investment Trust, Inc.

Fund objective

The Fund seeks capital appreciation.

Fund name change

Prior to October 5, 2009, the Fund was known as Legg Mason Special Investment Trust, Inc. There was no change in the Fund’s investment objective or investment policies as a result of the name change.

Investment commentary

Market overview

The current bull market celebrated its first birthday on March 9, 2010 but with little fanfare. The Wall Street Journal wrote a subdued front page story on the event, but the New York Times and Financial Times barely made note of it. This strikes us as odd, and probably quite bullish, since the twelve-month return of the S&P 500 Index i from March 9, 2009 (+72.29%) was the best in over seventy years. Instead of sporting party hats, many observers seem more inclined to fret about when the next correction might begin. Michael Santoli’s March 15, 2010 Streetwise column in Barron’s entitled “Is Another Market Pullback Near?” exemplified the cautious mood, failing to even mention the fact that the bull’s first birthday had occurred in the previous week.

One would think that following such a bountiful year in the equity market, investors would be positively giddy with excitement. Nothing could be further from the truth. Anecdotal evidence from discussions with a number of friends who are financial advisors reveals that most investors remain very nervous and highly skeptical of the market’s recovery. Flow of funds data support the same conclusion, as flows into U.S. equity funds have only recently turned modestly positive, after being hugely negative all last year, while flows into bond funds have been massive.

In early 2009, in many respects, it required a considerable leap of faith to be bullish on equities. Among other things, one had to believe that frozen credit markets would thaw, that gapping credit spreads would normalize, that the banking system would survive and that the sickening year-long decline in global equity markets would one day end. Many investors were unwilling or unable to make that leap of faith and, as a consequence, have missed one of the most powerful upswings in stock market history.

In our judgment, no such leap of faith is required today to be bullish on equities. An objective evaluation of the available evidence should be sufficient to do so, in our opinion. Credit markets have healed, credit spreads have narrowed and the banking system has been recapitalized. Most economic indicators point to recovery and corporate profits have snapped back strongly. So far, for many investors the evidence has not been sufficient to persuade them to be bullish.

We believe most investors remain far too pessimistic about the outlook for equities. The economy is clearly in recovery, corporate earnings are booming and stocks are not expensive. With the Federal Reserve Board (“Fed”)ii likely to be on hold until late this year due to moderating rates of core inflation, slack in the economy and continuing high rates of unemployment, we think we are in the sweet spot of the equity investment cycle. Stocks are clearly not as cheap as they were a year ago, but they are still attractive, in our view, especially relative to cash, which yields next to nothing, and bonds, which face the headwind of rising long-term interest rates. Rising long-term rates will ultimately pose a headwind for equities but, in the near term, powerful earnings growth will mitigate the damage in our view.

The Investment Commentary is not a part of the Semi-Annual Report.

Legg Mason Capital Management Special Investment Trust, Inc.	III

Investment results

Total returns for Legg Mason Capital Management Special Investment Trust, Inc. (the “Fund”) for various periods ended April 30, 2010 are presented below, along with those of comparative indices:

Average Annual Total Returns
	6 months	1 year	5 years	10 years	Since inception
Without Sales Charges
Class A	28.27%	72.87%	N/A	N/A	77.15%
Class C	27.76%	71.48%	2.32%	4.59%	10.97%
Class R	27.98%	72.21%	N/A	N/A	-3.49%
Class FI1	28.20%	72.75%	3.03%	N/A	3.94%
Class I1	28.42%	73.29%	3.39%	5.69	11.84%
S&P MidCap 400 Indexiii	25.78%	48.92%	6.89%	6.84%	12.96%
Lipper Mid-Cap Core Funds Category Averageiv	23.06%	47.37%	4.96%	4.27%	9.62%
With Sales Charges
Class A	20.90%	62.95%	N/A	N/A	68.82%
Class C	26.76%	70.48%	2.32%	4.59%	10.97%
Class R	27.98%	72.21%	N/A	N/A	-3.49%
Class FI1	28.20%	72.75%	3.03%	N/A	3.94%
Class I1	28.42%	73.29%	3.39%	5.69%	11.84%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect compensating balance agreements and/or expense reimbursements, without which the performance would have been lower.

For performance data including the effects of sales charges, Class A shares reflect the deduction of a maximum initial sales charge of 5.75%, and Class C shares reflect the deduction of a contingent deferred sales charge of 1.00%, which applies if shares are redeemed within one year of purchase.

The inception dates of Class A, C, R, FI and I shares are February 3, 2009, December 30, 1985, December 28, 2006, July 30, 2004 and December 1, 1994, respectively. The Index and Lipper returns are for the period beginning December 31, 1985. All Index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

As of the Fund’s most current prospectus dated February 26, 2010, the gross total operating expense ratios for Class A, Class C, Class R, Class FI and Class I shares were 1.08%, 1.86%, 1.44%, 1.16% and 0.79%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

For the six months ended April 30, 2010, Class C shares of Legg Mason Capital Management Special Investment Trust, Inc., excluding sales charges, returned 27.76%. The Fund’s unmanaged benchmark, the S&P MidCap 400 Index, returned 25.78% over the same time frame. The Lipper Mid-Cap Core Funds Category Average returned 23.06% for the same period.

As of the end of the period, the Fund remained largely concentrated, with the top ten holdings accounting for over 25% of its total assets and just under 50% of the assets invested in two sectors: Information Technology (“IT”) and Financials. The Fund was significantly overweight the Financials sector and also overweight the IT and Health Care sectors.

On an absolute basis, the Fund had positive total returns in all ten sectors in which it was invested over the six-month period, with the greatest contributions coming from the Telecommunication Services (“Telecom”), Industrials and Materials sectors.

On a relative basis, the Fund outperformed for the period due to security selection decisions and, to a lesser extent, due to the interaction of our sector allocation and security selection. The greatest contributors to relative security selection outperformance were in the Industrials and Financials sectors and, to a lesser extent, the Materials sector. Selection decisions in the Consumer Discretionary, Consumer Staples, Energy, IT and Health Care sectors offset these gains somewhat.

Sector allocation had an overall negative impact on relative performance. The Fund’s underweight in Materials and overweight in Telecom were the greatest contributors to relative underperformance, while the Fund’s underweights to Consumer Staples, Industrials and Utilities and overweight to Financials somewhat offset.

Significant contributors

Continental Airlines Inc. (Class B Shares) contributed positively to performance during the period on investor enthusiasm over merger plans with United Airlines (not a Fund holding) that would create the world’s largest airline in an industry many analysts

[1]	Prior to October 5, 2009, Class FI and Class I were known as the Financial Intermediary Class and the Institutional Class, respectively.

The Investment Commentary is not a part of the Semi-Annual Report.

IV	Legg Mason Capital Management Special Investment Trust, Inc.

Investment commentary (cont’d)

feel needs further consolidation. If the merger agreement can overcome potential regulatory hurdles, the deal is both strategically compelling and value accretive in the long run. More broadly, the company benefited from improving trends in the airline industry and in the economy. After more than a year of capacity reductions, airplanes are fuller than ever and ticket prices continue to rebound. Improving jobs data also bolstered airlines, as falling unemployment usually leads to greater demand from both leisure and business travelers.

KKR Financial Holdings LLC continued its run of the past few quarters, finishing the period with a strong earnings announcement including a surge in book value. It is now becoming clear that the company could earn as much as $1.50 per share and pay more than a 10% dividend this year. Given that shares traded at less than $1 last year, this is a material revision in the firm’s prospects and has caused the stock to appreciate significantly. With the firm’s final collateralized loan obligation (“CLO”) likely coming back on line in the next quarter or two, we think this stock could produce prodigious cash flow for its shareholders. We also like that the stock is a natural hedge against rising interest rates, as it has a net $1 billion long position in LIBORv-based assets. With interest rates still at historical lows, we think investors are not looking at the likely interest rate environment — and KKR Financial’s cash flow potential — several years out.

Human Genome Sciences Inc. was a top contributor as the biotech company’s lupus drug, Benlysta, proved effective in two Phase III clinical studies, increasing the chances of regulatory approval. Although a study showed the treatment waned during a longer trial period, we believe the study doesn’t materially affect the drug’s chances of approval by the U.S. Food and Drug Administration. Lupus is a chronic inflammatory disorder that affects the skin, joints, kidneys and other organs, and there have been no new medications for it over the past fifty years. We believe Benlysta could be a multibillion-dollar drug for Human Genome and makes it an attractive acquisition target for a larger company.

Significant detractors

Euronet Worldwide, Inc. followed below-expectations 2009 earnings with lower-than-expected guidance for 2010’s second quarter and the announcement of ATM fee reductions at 25% of the company’s terminals to boot. The company also was negatively affected by two one-time charges from past acquisitions and its failed effort to buy MoneyGram International. However, we believe that its long-term prospects remain solid. The company’s strong network and balance sheet mean it can make further inroads into relatively new markets, like prepaid cell phones, while harnessing growth in its core business of electronic payments as they become more popular in emerging markets.

Quanta Services Inc. lost ground as the U.S. recession has negatively impacted electricity and telecommunications infrastructure spending. Quanta’s government customers curtailed their plans due to state budget shortfalls, while most of the federal stimulus money targeted at this sector has yet to be dispensed, creating an “air pocket.” However, we believe the market is ignoring Quanta’s sizeable backlog for large electric transmission projects, which bodes well for the company’s long-term growth prospects. Additionally, new shale gas production requires new pipelines, and the company has seen strong bidding activity in this sector as well.

Market outlook

If you ask what excites me about the stock market, it’s the persistent lack of confidence in the long-term outlook for the U.S. economy and, by association, equities. This is not just a reflexively contrarian, bullish statement. Rather, it is because, as my colleague Michael Mauboussin likes to remind us, expectations set below likely outcomes are what drive value in equities. The current and generalized disbelief in all things U.S. is having a direct impact on how managements allocate capital, which shapes the long-term competitive landscape and, therefore, likely growth and profit outcomes. The current pattern of capital allocation across corporate America strongly suggests that the majority of U.S. management teams are big believers in the so-called “New Normal” economic forecast. Coined by PIMCO’s co-CIO Mohammed El-Erian and embraced by those who argue the U.S. economy will enter into a prolonged period of below trend growth, it appears to have become the consensus expectation. In fact, I would argue that judging by the current level of capital spending in many industries that the New Normal is considered an optimistic scenario by many CEOs and boards.

The extraordinarily low level of capital spending relative to depreciation indicates to me that managements collectively see few future growth opportunities. According to analysis prepared by

The Investment Commentary is not a part of the Semi-Annual Report.

Legg Mason Capital Management Special Investment Trust, Inc.	V

Bernstein Research, for U.S. large-cap companies, the capital spending-to-depreciation ratio is currently at a twenty-five-year low. More importantly, it is close to parity, meaning that the two numbers are almost equal. When capital spending is at or below depreciation, a company is not investing any capital for future growth and in many cases is “bleeding” its current asset base in real terms. Currently, only two sectors are seeing capital spending above the thirty-year level – Energy and Utilities. In stark contrast, IT, Health Care and many consumer-related industries are spending at a rate that is 40% or more below their historic average levels. With record lows in reinvestment in what had formerly been considered growth industries, we are still living history, even if it is much less dramatic than the dark days of 2008.

Combined with strong margins, depressed capital investment has supported incredibly robust free cash flow generation for U.S. companies in aggregate, with the cash piling up despite the severe recession. With this cash horde growing, George Soros’ “reflexivity” is alive and well, as holding back on spending and growth projects depresses current revenues, transforming it into a powerfully pro-cyclical economic force during the downturn. With the recession driving lower spending, which in turn exacerbated the recession, U.S. large-cap cash has been driven to an all-time high of roughly 12% of assets.

How will the extraordinarily low levels of reinvestment and the accompanying cash hordes end? I see three basic scenarios, two of which are quite positive, and fortunately more likely in my opinion. The two good outcomes simply require a modest return of animal spirits, as managements start to make long-term investments by either spending capital above depreciation or by making acquisitions. In both cases, the record pile of corporate cash could fuel a very powerful and long-lasting cycle once the ball starts rolling. We are already seeing an uptick in merger activity, and a continued economic recovery is likely to spur increased capital spending, further reinforcing the recovery. In my opinion, the mounting evidence supports a combination of the two good outcomes, as a classic reflexive cycle fuels a continued recovery.

The bad outcome is if we get more of the same. It’s estimated that U.S. companies have over $400 billion in excess cash on their balance sheets, which is currently earning a return below the cost of equity capital, destroying shareholder value. This excess cash is also doing nothing to drive long-term economic growth but does fill a psychological need and is implicitly encouraged by those who believe in the New Normal. This perversely sets up a self-reinforcing cycle where growth disappoints because everyone believes it will and, therefore, stops investing.

Regardless of how this resolves, in many ways I will be sad to see management disbelief dissipate, as it creates great valuation-driven stock picking opportunities. While not as striking as the bargains that are retroactively apparent in the panic of late 2008 and early 2009, the low expectations bonanza, in my opinion, should drive returns for years to come. These opportunities have broadly come in two buckets.

The first is within cheap cyclical sectors with incredibly pessimistic management teams. When management teams across an industry truly give up, they collectively quit investing for the future. This manifests in prolonged and extreme periods of depressed capital spending, which dramatically shrinks a given industry’s productive capacity. Eventually, this creates pricing power on even modest increases in demand, driving industry returns higher in aggregate, and often generates very attractive returns. This classic capital cycle investment approach explains the Fund’s investments in airlines and digital memory, to name a few examples. For both, and a number of other areas, I am focused on low capital expenditures driving lower capacity and higher returns than investors expect.

The second opportunity I have tried to exploit is targeting cash-rich companies with long-term growth opportunities, but where investor expectations embed little or no growth. These companies can win by either investing their cash in higher-return opportunities or by being acquired by other cash-rich companies. Much of the Fund’s IT and Health Care holdings fall into this category. While these can sometimes take longer to re-price than the cheap cyclicals, they have the benefit of letting the Fund invest in high-quality businesses at low prices and can make for multiple years of excess returns. Either way, I believe the Fund is positioned to win if even modest growth prevails, and particularly do well if we return to anything above the ultra-low single-digit expectations. This is why I remain optimistic about the Fund’s returns even as investors seem less than optimistic about the U.S. economy and U.S. equities.

Sincerely,

Samuel M. Peters, CFA

May 20, 2010

The Investment Commentary is not a part of the Semi-Annual Report.

VI	Legg Mason Capital Management Special Investment Trust, Inc.

Investment commentary (cont’d)

RISKS: Equity securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. The manager’s investment style may become out of favor and/or the manager’s selection process may prove incorrect, which may have a negative impact on the Fund’s performance. The value approach to investing involves the risk that those stocks deemed to be undervalued by the portfolio manager may remain undervalued. The Fund may invest in high-yield bonds, which possess greater price volatility, illiquidity and possibility of default. Please see the Fund’s prospectus for more information on these and other risks.

Portfolio holdings and breakdowns are as of April 30, 2010 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Assured Guaranty Ltd. (4.8%), Continental Airlines Inc., Class B Shares (3.3%), KKR Financial Holdings LLC (3.3%), Red Hat Inc. (2.7%), eBay Inc. (2.7%), Calpine Corp. (2.6%), Genworth Financial Inc., Class A Shares (2.5%), Lennar Corp., Class A Shares (2.4%), KeyCorp (2.3%) and Career Education Corp. (2.2%). Please refer to pages 4 through 7 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of April 30, 2010 were: Financials (31.6%), Information Technology (17.9%), Health Care (16.3%), Industrials (10.9%) and Consumer Discretionary (9.7%). The Fund’s portfolio composition is subject to change at any time.

The views expressed in this commentary reflect those solely of the portfolio manager as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. The information contained herein has been prepared from sources believed to be reliable, but cannot be guaranteed. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance. Dividends are not guaranteed and can change at any time.

All investments are subject to risk including the possible loss of principal. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii	The S&P MidCap 400 Index is a market value weighted index which consists of 400 domestic stocks chosen for market size, liquidity and industry group representation.
iv

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. The Lipper Mid-Cap Core Funds Category Average is comprised of the Fund’s peer group of mutual funds.

[v]

The London Interbank Offered Rate (“LIBOR”) is the interest rate offered by a specific group of London banks for U.S. dollar deposits of a stated maturity. LIBOR is used as a base index for setting rates of some adjustable rate financial instruments, including adjustable rate mortgages (“ARMs”).

The Investment Commentary is not a part of the Semi-Annual Report.

April 30, 2010

Semi-Annual Report

Legg Mason Capital Management

Special Investment Trust, Inc.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Capital Management Special Investment Trust, Inc. 2010 Semi-Annual Report	1

Letter to our shareholders

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason Capital Management Special Investment Trust, Inc. for the six-month reporting period ended April 30, 2010.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,
Mark R. Fetting Chairman	David R. Odenath President

May 28, 2010

2	Legg Mason Capital Management Special Investment Trust, Inc. 2010 Semi-Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of April 30, 2010 and October 31, 2009. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason Capital Management Special Investment Trust, Inc. 2010 Semi-Annual Report	3

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on November 1, 2009 and held for the six months ended April 30, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on actual total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	28.27%	$1,000.00	$1,282.70	1.05%	$5.94
Class C	27.76	1,000.00	1,277.60	1.82	10.28
Class R	27.98	1,000.00	1,279.80	1.45	8.20
Class FI	28.20	1,000.00	1,282.00	1.09	6.17
Class I	28.42	1,000.00	1,284.20	0.79	4.47

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on hypothetical total return[1]
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	5.00%	$1,000.00	$1,019.59	1.05%	$5.26
Class C	5.00	1,000.00	1,015.77	1.82	9.10
Class R	5.00	1,000.00	1,017.60	1.45	7.25
Class FI	5.00	1,000.00	1,019.39	1.09	5.46
Class I	5.00	1,000.00	1,020.88	0.79	3.96
[1]	For the six months ended April 30, 2010.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable initial sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance agreements and/or expense reimbursements. In the absence of compensating balance agreements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance agreements and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

4	Legg Mason Capital Management Special Investment Trust, Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited)

April 30, 2010

Legg Mason Capital Management Special Investment Trust, Inc.

Security	Shares	Value
Common Stocks — 98.2%
Consumer Discretionary — 9.7%
Automobiles — 1.1%
Harley-Davidson Inc.	450,000	$15,223,500
Diversified Consumer Services — 2.2%
Career Education Corp.	1,000,000	29,270,000	*
Hotels, Restaurants & Leisure — 1.6%
Burger King Holdings Inc.	1,000,000	21,100,000
Household Durables — 2.3%
Lennar Corp., Class A Shares	1,600,000	31,840,000
Internet & Catalog Retail — 1.4%
Expedia Inc.	800,000	18,888,000
Multiline Retail — 1.1%
J.C. Penney Co. Inc.	500,000	14,585,000
Total Consumer Discretionary		130,906,500
Consumer Staples — 1.9%
Food & Staples Retailing — 1.9%
Safeway Inc.	1,100,000	25,960,000
Energy — 3.3%
Energy Equipment & Services — 2.2%
Exterran Holdings Inc.	1,000,000	29,150,000	*
Oil, Gas & Consumable Fuels — 1.1%
Chesapeake Energy Corp.	650,000	15,470,000
Total Energy		44,620,000
Financials — 31.6%
Capital Markets — 2.7%
Fortress Investment Group LLC, Class A Shares	5,000,000	23,750,000	*
KKR & Co. (Guernsey) LP	100,229	1,220,031	(a)
Penson Worldwide Inc.	1,272,000	11,956,800	*(b)
Total Capital Markets		36,926,831
Commercial Banks — 9.1%
Fifth Third Bancorp	1,300,000	19,383,000
First Interstate BancSystem Inc., Class A Shares	825,000	13,307,250
First Southern Bancorp Inc., Class B Shares	263,250	5,554,575	*(a)(c)
KeyCorp	3,400,000	30,668,000
PrivateBancorp Inc.	1,200,000	17,184,000
Synovus Financial Corp.	5,017,200	15,101,772
Western Alliance Bancorp	2,400,000	20,880,000	*
Total Commercial Banks		122,078,597
Consumer Finance — 1.5%
Capital One Financial Corp.	450,000	19,534,500
Diversified Financial Services — 3.3%
KKR Financial Holdings LLC	5,000,000	44,200,000
Insurance — 11.4%
Allied World Assurance Holdings Ltd.	425,000	18,517,250
Assured Guaranty Ltd.	3,000,000	64,650,000
Genworth Financial Inc., Class A Shares	2,000,000	33,040,000	*
Prudential Financial Inc.	350,000	22,246,000

See Notes to Financial Statements.

Legg Mason Capital Management Special Investment Trust, Inc. 2010 Semi-Annual Report	5

Legg Mason Capital Management Special Investment Trust, Inc.

Security	Shares	Value
Insurance — continued
Syncora Holdings Ltd.	4,202,041	$1,428,694	*(b)
XL Capital Ltd., Class A Shares	800,000	14,240,000
Total Insurance		154,121,944
Real Estate Investment Trusts (REITs) — 1.3%
Pennymac Mortgage Investment Trust	1,000,000	17,420,000	*(b)
Thrifts & Mortgage Finance — 2.3%
People’s United Financial Inc.	1,500,000	23,295,000
Radian Group Inc.	500,000	7,095,000
Total Thrifts & Mortgage Finance		30,390,000
Total Financials		424,671,872
Health Care — 15.3%
Biotechnology — 3.0%
Alkermes Inc.	2,000,000	26,200,000	*
Human Genome Sciences Inc.	500,000	13,845,000	*
Total Biotechnology		40,045,000
Health Care Equipment & Supplies — 8.8%
Boston Scientific Corp.	3,708,300	25,513,104	*
C.R. Bard Inc.	250,000	21,632,500
Gen-Probe Inc.	500,000	23,695,000	*
Stryker Corp.	500,000	28,720,000
Zimmer Holdings Inc.	300,000	18,273,000	*
Total Health Care Equipment & Supplies		117,833,604
Health Care Providers & Services — 2.0%
WellPoint Inc.	500,000	26,900,000	*
Pharmaceuticals — 1.5%
Forest Laboratories Inc.	750,000	20,445,000	*
Total Health Care		205,223,604
Industrials — 10.9%
Airlines — 4.9%
Continental Airlines Inc., Class B Shares	2,000,000	44,700,000	*
Delta Air Lines Inc.	1,800,000	21,744,000	*
Total Airlines		66,444,000
Commercial Services & Supplies — 1.7%
Copart Inc.	650,000	23,198,500	*
Construction & Engineering — 1.1%
Quanta Services Inc.	700,000	14,091,000	*
Machinery — 1.4%
Snap-on Inc.	375,000	18,067,500
Professional Services — 1.8%
FTI Consulting Inc.	600,000	24,678,000	*
Total Industrials		146,479,000
Information Technology — 17.9%
Internet Software & Services — 5.0%
DealerTrack Holdings Inc.	900,000	13,725,000	*
eBay Inc.	1,500,000	35,715,000	*
Rackspace Hosting Inc.	1,000,000	17,950,000	*
Total Internet Software & Services		67,390,000

See Notes to Financial Statements.

6	Legg Mason Capital Management Special Investment Trust, Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2010

Legg Mason Capital Management Special Investment Trust Inc.

Security		Shares	Value
IT Services — 2.9%
Euronet Worldwide, Inc.		800,000	$12,744,000	*
Paychex Inc.		850,000	26,010,000
Total IT Services			38,754,000
Semiconductors & Semiconductor Equipment — 3.7%
Integrated Device Technology Inc.		3,300,000	21,813,000	*
Micron Technology Inc.		3,000,000	28,050,000	*
Total Semiconductors & Semiconductor Equipment			49,863,000
Software — 6.3%
MICROS Systems Inc.		750,000	27,870,000	*
Red Hat Inc.		1,200,000	35,844,000	*
Take-Two Interactive Software Inc.		2,000,000	21,740,000	*
Total Software			85,454,000
Total Information Technology			241,461,000
Materials — 2.0%
Chemicals — 2.0%
Nalco Holding Co.		1,100,000	27,203,000
Telecommunication Services — 3.0%
Wireless Telecommunication Services — 3.0%
NII Holdings Inc.		550,000	23,331,000	*
Sprint Nextel Corp.		4,000,000	17,000,000	*
Total Telecommunication Services			40,331,000
Utilities — 2.6%
Calpine Corp.		2,600,000	35,438,000	*
Total Common Stocks (Cost — $947,741,179)			1,322,293,976
Preferred Stocks — 1.0%
Financials — 0.0%
Commercial Banks — 0.0%
First Southern Bancorp Inc.		450	450,000	(a)(c)
Health Care — 1.0%
Health Care Equipment & Supplies — 0.4%
Super Dimension Ltd., Series D-1		256,650	2,823,150	(a)(b)(c)(d)
Super Dimension Ltd., Series D-2		209,986	2,309,846	(a)(b)(c)(d)
Total Health Care Equipment & Supplies			5,132,996
Pharmaceuticals — 0.6%
BG Medicine Inc., Series D		1,538,462	8,076,926	(a)(b)(c)(d)
Total Health Care			13,209,922
Total Preferred Stocks (Cost — $20,450,013)			13,659,922

Rate		Face Amount
Convertible Bonds & Notes — 0.0%
Health Care — 0.0%
Pharmaceuticals — 0.0%
BG Medicine Inc. (Cost — $250,000)	12.000%	$250,000	250,000	(a)(c)(d)

See Notes to Financial Statements.

Legg Mason Capital Management Special Investment Trust, Inc. 2010 Semi-Annual Report	7

Legg Mason Capital Management Special Investment Trust Inc.

		Expiration Date	Warrants	Value
Warrants — 0.0%
BG Medicine Inc. (Cost — $0)		1/1/49	28,846	$0	(a)(c)(d)
Total Investments Before Short-Term Investments (Cost — $968,441,192)				1,336,203,898

Security	Rate	Maturity Date	Face Amount
Short-Term Investments — 0.2%
Repurchase Agreements — 0.2%
Bank of America repurchase agreement dated 4/30/10; Proceeds at maturity — $1,176,290; (Fully collateralized by U.S. government agency obligation, 0.000% due 7/28/10; Market value — $1,200,880)	0.120%	5/3/10	$1,176,278	1,176,278
Goldman Sachs & Co. repurchase agreement dated 4/30/10; Proceeds at maturity — $1,176,295; (Fully collateralized by U.S. government agency obligation, 1.375% due 1/9/13; Market value — $1,202,127)	0.170%	5/3/10	1,176,278	1,176,278
Total Short-Term Investments (Cost — $2,352,556)				2,352,556
Total Investments — 99.4% (Cost — $970,793,748#)				1,338,556,454
Other Assets in Excess of Liabilities — 0.6%				7,726,158
Total Net Assets — 100.0%				$1,346,282,612

*	Non-income producing security.

(a)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).

(b)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At April 30, 2010, the total market value of Affiliated Companies was $44,015,416, and the cost was $62,108,160.

(c)	Illiquid security.

(d)	Restricted security.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

8	Legg Mason Capital Management Special Investment Trust, Inc. 2010 Semi-Annual Report

Statement of assets and liabilities (unaudited)

April 30, 2010

Assets:
Investments, at value:
Investments in affiliates (Cost — $62,108,160)	$44,015,416
Investments in non-affiliates (Cost — $908,685,588)	1,294,541,038
Receivable for securities sold	27,805,837
Receivable for Fund shares sold	653,900
Dividends and interest receivable	638,509
Other assets	10,303
Total Assets	1,367,665,003

Liabilities:
Payable for securities purchased	16,788,560
Payable for Fund shares repurchased	2,735,570
Distribution fees payable	915,982
Investment management fee payable	755,396
Directors’ fees payable	154
Accrued expenses	186,729
Total Liabilities	21,382,391
Total Net Assets	$1,346,282,612

Net Assets:
Par value (Note 8)	$43,272
Paid-in capital in excess of par value	1,360,110,823
Overdistributed net investment income	(5,557,046)
Accumulated net realized loss on investments and foreign currency transactions	(376,077,143)
Net unrealized appreciation on investments	367,762,706
Total Net Assets	$1,346,282,612

Shares Outstanding:
Class A	1,601,735
Class C	35,591,903
Class R	378,118
Class FI	371,161
Class I	5,329,322

Net Asset Value:
Class A (and redemption price)	$30.08
Class C*	$29.82
Class R (and redemption price)	$37.87
Class FI (and redemption price)	$38.23
Class I (and redemption price)	$39.08
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$31.92

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Capital Management Special Investment Trust, Inc. 2010 Semi-Annual Report	9

Statement of operations (unaudited)

For the Six Months Ended April 30, 2010

Investment Income:
Dividends	$5,012,705
Interest	2,473
Total Investment Income	5,015,178

Expenses:
Distribution fees (Notes 2 and 5)	5,165,264
Investment management fee (Note 2)	4,424,099
Transfer agent fees (Note 5)	551,637
Custody fees	58,347
Registration fees	48,831
Shareholder reports	47,443
Legal fees	43,431
Directors’ fees	39,978
Audit and tax	16,230
Miscellaneous expenses	13,097
Total Expenses	10,408,357
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(56,208)
Compensating balance agreements (Note 1)	(387)
Net Expenses	10,351,762
Net Investment Loss	(5,336,584)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions	106,113,655
Foreign currency transactions	(19,054)
Net Realized Gain	106,094,601
Change in Net Unrealized Appreciation/Depreciation From:
Investments	206,233,978
Foreign currencies	5,774
Change in Net Unrealized Appreciation/Depreciation	206,239,752
Net Gain on Investments and Foreign Currency Transactions	312,334,353
Increase in Net Assets from Operations	$306,997,769

See Notes to Financial Statements.

10	Legg Mason Capital Management Special Investment Trust, Inc. 2010 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended April 30, 2010 (unaudited), the Period Ended October 31, 2009 and the Year Ended March 31, 2009
	2010	2009†	2009

Operations:
Net investment income (loss)	$(5,336,584)	$(1,490,994)	$545,449
Net realized gain (loss)	106,094,601	(30,123,441)	(451,565,104)
Change in net unrealized appreciation/depreciation	206,239,752	477,550,564	(183,703,269)
Increase (Decrease) in Net Assets From Operations	306,997,769	445,936,129	(634,722,924)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(220,160)	—	—
Decrease in Net Assets from Distributions to Shareholders	(220,160)	—	—

Fund Share Transactions (Note 8):
Net proceeds from sale of shares	49,353,816	63,423,416	177,884,627
Reinvestment of distributions	210,150	—	—
Cost of shares repurchased	(143,637,235)	(121,235,519)	(775,827,087)
Decrease in Net Assets From Fund Share Transactions	(94,073,269)	(57,812,103)	(597,942,460)
Increase (Decrease) in Net Assets	212,704,340	388,124,026	(1,232,665,384)

Net Assets:
Beginning of period	1,133,578,272	745,454,246	1,978,119,630
End of period*	$1,346,282,612	$1,133,578,272	$745,454,246
* Includes overdistributed net investment income, accumulated net investment loss and undistributed net investment income, respectively, of:	$(5,557,046)	$(302)	$110,738

†	For the period April 1, 2009 through October 31, 2009.

See Notes to Financial Statements.

Legg Mason Capital Management Special Investment Trust, Inc. 2010 Semi-Annual Report	11

Financial highlights

For a share of each class of capital stock outstanding throughout each period ended October 31, unless otherwise noted:
Class A Shares[1]	2010[2]	2009[3]	2009[4]

Net asset value, beginning of period	$23.45	$14.53	$14.84

Income (loss) from operations:
Net investment income (loss)	(0.04)	0.04	0.01
Net realized and unrealized gain (loss)	6.67	8.88	(0.32)
Total income (loss) from operations	6.63	8.92	(0.31)

Net asset value, end of period	$30.08	$23.45	$14.53
Total return[5]	28.27%	61.39%	(2.09)%

Net assets, end of period (000s)	$48,173	$38,171	$24,329

Ratios to average net assets:
Gross expenses[6]	1.05%	1.03%	1.14%
Net expenses[6],7	1.05 [8]	1.03	1.13
Net investment income (loss)[6]	(0.26) [8]	0.32	0.43

Portfolio turnover rate	21%	42%	78%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2010 (unaudited).

[3]	For the period April 1, 2009 through October 31, 2009.

[4]	For the period February 3, 2009 (commencement of operations) to March 31, 2009.

[5]

Performance figures, exclusive of sales charges, may reflect compensating balance agreements and/or expense reimbursements. In the absence of compensating balance agreements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	Reflects expense reimbursements.

[8]	The impact was less than 0.01% as a result of compensating balance agreements.

See Notes to Financial Statements.

12	Legg Mason Capital Management Special Investment Trust, Inc. 2010 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each period ended October 31, unless otherwise noted:
Class C Shares[1]	2010[2,3]	2009[3,4]	2009[3,5]	2008[3,5]	2007[3,5]	2006[5]	2005[5]

Net asset value, beginning of period	$23.34	$14.52	$25.03	$40.81	$47.78	$43.93	$46.06

Income (loss) from operations:
Net investment loss	(0.14)	(0.05)	(0.02)	(0.37)	(0.54)	(0.61)	(0.60)
Net realized and unrealized gain (loss)	6.62	8.87	(10.49)	(10.18)	2.25	10.23	2.16
Total income (loss) from operations	6.48	8.82	(10.51)	(10.55)	1.71	9.62	1.56

Less distributions from:
Net realized gains	—	—	—	(5.23)	(8.68)	(5.77)	(3.69)
Total distributions	—	—	—	(5.23)	(8.68)	(5.77)	(3.69)

Net asset value, end of period	$29.82	$23.34	$14.52	$25.03	$40.81	$47.78	$43.93
Total return[6]	27.76%	60.74%	(41.99)%	(29.38)%	5.49%	22.79%	3.23%

Net assets, end of period (000s)	$1,061,358	$904,106	$611,440	$1,735,036	$3,372,771	$3,800,486	$3,366,869

Ratios to average net assets:
Gross expenses	1.83%[7]	1.78%[7]	1.82%	1.77%	1.78%	1.76%	1.76%
Net expenses[8]	1.82 [7,9]	1.77 [7]	1.81	1.76	1.77 [9]	1.76	1.76
Net investment loss	(1.03) [7,9]	(0.41) [7]	(0.09)	(1.00)	(1.31)	(1.39)	(1.37)

Portfolio turnover rate	21%	42%	78%	51%	36%	38%	18%

[1]	On February 1, 2009, Primary Class shares were renamed Class C shares.

[2]	For the six months ended April 30, 2010 (unaudited).

[3]	Per share amounts have been calculated using the average shares method.

[4]	For the period April 1, 2009 through October 31, 2009.

[5]	For the year ended March 31.

[6]

Performance figures, exclusive of CDSCs, may reflect compensating balance agreements and/or expense reimbursements. In the absence of compensating balance agreements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	Reflects expense reimbursements.

[9]	The impact was less than 0.01% as a result of compensating balance agreements.

See Notes to Financial Statements.

Legg Mason Capital Management Special Investment Trust, Inc. 2010 Semi-Annual Report	13

For a share of each class of capital stock outstanding throughout each period ended October 31, unless otherwise noted:
Class R Shares[1]	2010[2]	2009[3]	2009[4]	2008[4]	2007[5]

Net asset value, beginning of period	$29.59	$18.38	$31.57	$49.86	$47.76

Income (loss) from operations:
Net investment income (loss)	(0.11)	(0.01)	0.08	(0.12)	(0.10)
Net realized and unrealized gain (loss)	8.39	11.22	(13.27)	(12.94)	2.20
Total income (loss) from operations	8.28	11.21	(13.19)	(13.06)	2.10

Less distributions from:
Net realized gains	—	—	—	(5.23)	—
Total distributions	—	—	—	(5.23)	—

Net asset value, end of period	$37.87	$29.59	$18.38	$31.57	$49.86
Total return[6]	27.98%	60.99%	(41.78)%	(29.07)%	4.40%

Net assets, end of period (000s)	$14,319	$14,016	$9,242	$17,296	$520

Ratios to average net assets:
Gross expenses	1.46%[7]	1.41%[7]	1.47%	1.36%	10.37%[7]
Net expenses[8]	1.45 [7,9]	1.41 [7]	1.46	1.35	1.22 [7]
Net investment income (loss)	(0.66) [7,9]	(0.07) [7]	0.29	(0.29)	(0.91) [7]

Portfolio turnover rate	21%	42%	78%	51%	36%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2010 (unaudited).

[3]	For the period April 1, 2009 through October 31, 2009.

[4]	For the year ended March 31.

[5]	For the period December 28, 2006 (commencement of operations) to March 31, 2007.

[6]

Performance figures may reflect compensating balance agreements and/or expense reimbursements. In the absence of compensating balance agreements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	Reflects expense reimbursements.

[9]	The impact was less than 0.01% as a result of compensating balance agreements.

See Notes to Financial Statements.

14	Legg Mason Capital Management Special Investment Trust, Inc. 2010 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each period ended October 31, unless otherwise noted:
Class FI Shares[1]	2010[2,3]	2009[3,4]	2009[3,5]	2008[3,5]	2007[3,5]	2006[5]	2005[6]

Net asset value, beginning of period	$29.82	$18.49	$31.68	$49.88	$55.99	$50.25	$48.25

Income (loss) from operations:
Net investment income (loss)	(0.05)	0.03	0.14	(0.13)	(0.27)	(0.28)	(0.21)
Net realized and unrealized gain (loss)	8.46	11.30	(13.33)	(12.84)	2.84	11.79	5.40
Total income (loss) from operations	8.41	11.33	(13.19)	(12.97)	2.57	11.51	5.19

Less distributions from:
Net realized gains	—	—	—	(5.23)	(8.68)	(5.77)	(3.19)
Total distributions	—	—	—	(5.23)	(8.68)	(5.77)	(3.19)

Net asset value, end of period	$38.23	$29.82	$18.49	$31.68	$49.88	$55.99	$50.25
Total return[7]	28.20%	61.28%	(41.63)%	(28.87)%	6.28%	23.75%	10.59%

Net assets, end of period (000s)	$14,188	$11,746	$7,193	$25,924	$64,892	$76,619	$16,987

Ratios to average net assets:
Gross expenses	1.10%[8]	1.18%[8]	1.21%	1.04%	1.01%	0.99%	1.05%[8]
Net expenses[9]	1.09 [8,10]	1.17 [8]	1.20	1.03	1.00	0.99	1.05 [8]
Net investment income (loss)	(0.31) [8,10]	0.18 [8]	0.49	(0.28)	(0.54)	(0.62)	(0.66) [8]

Portfolio turnover rate	21%	42%	78%	51%	36%	38%	18%

[1]	On October 5, 2009, Financial Intermediary Class shares were renamed Class FI shares.

[2]	For the six months ended April 30, 2010 (unaudited).

[3]	Per share amounts have been calculated using the average shares method.

[4]	For the period April 1, 2009 through October 31, 2009.

[5]	For the year ended March 31.

[6]	For the period July 30, 2004 (commencement of operations) to March 31, 2005.

[7]

Performance figures may reflect compensating balance agreements and/or expense reimbursements. In the absence of compensating balance agreements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]	Annualized.

[9]	Reflects expense reimbursements.

[10]	The impact was less than 0.01% as a result of compensating balance agreements.

See Notes to Financial Statements.

Legg Mason Capital Management Special Investment Trust, Inc. 2010 Semi-Annual Report	15

For a share of each class of capital stock outstanding throughout each period ended October 31, unless otherwise noted:
Class I Shares[1]	2010[2,3]		2009[3,4]	2009[3,5]	2008[3,5]	2007[3,5]	2006[5]	2005[5]

Net asset value, beginning of period	$30.47		$18.84	$32.13	$50.35	$56.29	$50.36	$51.76

Income (loss) from operations:
Net investment income (loss)	(0.00)	[6]	0.10	0.27	0.03	(0.13)	(0.17)	(0.15)
Net realized and unrealized gain (loss)	8.65		11.53	(13.56)	(13.02)	2.87	11.87	2.44
Total income (loss) from operations	8.65		11.63	(13.29)	(12.99)	2.74	11.70	2.29

Less distributions from:
Net investment income	(0.04)		—	—	—	—	—	—
Net realized gains	—		—	—	(5.23)	(8.68)	(5.77)	(3.69)
Total distributions	(0.04)		—	—	(5.23)	(8.68)	(5.77)	(3.69)

Net asset value, end of period	$39.08		$30.47	$18.84	$32.13	$50.35	$56.29	$50.36
Total return[7]	28.42%		61.73%	(41.36)%	(28.62)%	6.58%	24.09%	4.30%

Net assets, end of period (000s)	$208,245		$165,539	$93,250	$199,864	$292,204	$328,071	$208,331

Ratios to average net assets:
Gross expenses	0.80%[8]		0.74%[8]	0.79%	0.72%	0.73%	0.72%	0.73%
Net expenses[9]	0.79	[8,10]	0.73 [8]	0.78	0.72	0.72	0.71	0.73
Net investment income (loss)	(0.00)	[8,10,11]	0.60 [8]	0.98	0.07	(0.27)	(0.35)	(0.33)

Portfolio turnover rate	21%		42%	78%	51%	36%	38%	18%

[1]	On October 5, 2009, Institutional Class shares were renamed Class I shares.

[2]	For the six months ended April 30, 2010 (unaudited).

[3]	Per share amounts have been calculated using the average shares method.

[4]	For the period April 1, 2009 through October 31, 2009.

[5]	For the year ended March 31.

[6]	Amount represents less than $0.01 per share.

[7]

Performance figures may reflect compensating balance agreements and/or expense reimbursements. In the absence of compensating balance agreements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]	Annualized.

[9]	Reflects expense reimbursements.

[10]	The impact was less than 0.01% as a result of compensating balance agreements.

[11]	Amount represents less than 0.01%.

See Notes to Financial Statements.

16	Legg Mason Capital Management Special Investment Trust, Inc. 2010 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Capital Management Special Investment Trust, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end, diversified investment company.

The Fund currently offers five classes of shares: Class A, Class C, Class R, Class FI and Class I. The income and expenses of the Fund are allocated proportionately to each class of shares based on daily net assets, except for Rule 12b-1 distribution and/or service fees, which are charged only on Class A, Class C, Class R and Class FI shares. Transfer agent fees are charged separately for each class.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the issuance date of the financial statements.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the last quoted bid price provided by an independent pricing service that is based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts of cash flow to a single present amount.

Legg Mason Capital Management Special Investment Trust, Inc. 2010 Semi-Annual Report	17

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Financials	$417,897,266	$1,220,031	$5,554,575	$424,671,872
Other common stocks	897,622,104	—	—	897,622,104
Preferred stocks	—	—	13,659,922	13,659,922
Convertible bonds & notes	—	—	250,000	250,000
Warrants	—	—	0	0
Total long-term investments	$1,315,519,370	$1,220,031	$19,464,497	$1,336,203,898
Short-term investments†	—	2,352,556	—	2,352,556
Total investments	$1,315,519,370	$3,572,587	$19,464,497	$1,338,556,454

†	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments In Securities	Common Stocks	Preferred Stocks	Convertible Bonds & Notes	Warrants	Total
Balance as of October 31, 2009	—	$16,999,543	—	—	$16,999,543
Accrued premiums/discounts	—	—	—	—	—
Realized gain/(loss)	—	—	—	—	—
Change in unrealized appreciation (depreciation)[1]	—	(3,789,621)	—	—	(3,789,621)
Net purchases (sales)	$5,554,575	450,000	$250,000	$0	6,254,575
Net transfers in and/or out of Level 3	—	—	—	—	—
Balance as of April 30, 2010	$5,554,575	$13,659,922	$250,000	$0	$19,464,497
Net change in unrealized appreciation (depreciation) for investments in securities still held at April 30, 2010[1]	—	$(3,789,621)	—	—	$(3,789,621)

[1]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

18	Legg Mason Capital Management Special Investment Trust, Inc. 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign risk. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) REIT distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(h) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(i) Compensating balance agreements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. The amount is shown as a reduction of expenses in the Statement of Operations.

(j) Commission recapture. The Fund has entered into a directed brokerage agreement with State Street Bank & Trust Company, its custodian, whereby a portion of commissions paid on investment transactions may be rebated to the Fund. Such payments are included in the realized gain/(loss) on investment transactions. During the six months ended April 30, 2010, the Fund did not receive any commission rebates.

Legg Mason Capital Management Special Investment Trust, Inc. 2010 Semi-Annual Report	19

(k) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of April 30, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(l) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

(m) Other. In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2. Investment management agreement and other transactions with affiliates

The Fund has an investment advisory and management agreement with Legg Mason Capital Management, Inc. (“LMCM”). Pursuant to the agreement, LMCM provides the Fund with investment advisory, management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at an annual rate of the Fund’s average daily net assets. The following chart shows the annual advisory fee rates for the Fund:

Average Daily Net Assets	Annual Rate
First $1 billion	0.700%
Next $1 billion	0.680
Next $3 billion	0.650
Next $5 billion	0.620
Over $10 billion	0.590

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) provides administrative and certain oversight services to the Fund. For LMPFA’s services to the Fund, LMCM (not the Fund) pays LMPFA a fee, calculated daily and payable monthly, at an annual rate of 0.05% of the average daily net assets of the Fund. LMCM and LMPFA are wholly-owned subsidiaries and corporate affiliates of Legg Mason, Inc. (“Legg Mason”).

The Fund’s agreement with LMCM provides that expense reimbursements be made to the Fund for audit fees and compensation of the Fund’s independent directors and certain other expenses. For the six months ended April 30, 2010, the Fund was reimbursed for expenses amounting to $56,208.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. Class C shares have a 1.00% contingent deferred sales charge (“CDSC”), which applies if shares are redeemed within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

20	Legg Mason Capital Management Special Investment Trust, Inc. 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

For the six months ended April 30, 2010, LMIS and its affiliates received sales charges of approximately $2,000 on sales of the Fund’s Class A shares. In addition, for the six months ended April 30, 2010, CDSCs paid to LMIS and its affiliates were approximately:

	Class A		Class C
CDSCs	$0	*	$17,000

*	Amount represents less than $1,000.

Under a Deferred Compensation Plan (the “Plan”), Directors may elect to defer receipt of all or a specified portion of their compensation. A participating director may select one or more funds in which his or her deferred director’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

All officers and two Directors of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended April 30, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$256,991,619
Sales	367,780,363

At April 30, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$406,382,395
Gross unrealized depreciation	(38,619,689)
Net unrealized appreciation	$367,762,706

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the six months ended April 30, 2010, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted Rule 12b-1 distribution plans and under the plans the Fund pays a service fee with respect to its Class A, Class C, Class R and Class FI shares calculated at the annual rate of 0.25%, 0.25%, 0.25% and 0.15% of the average daily net assets of each class, respectively. The Fund also pays a distribution fee with respect to its Class C, Class R and Class FI shares calculated at the annual rate of 0.75%, 0.25% and 0.10% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

The Rule 12b-1 plans for Class R and Class FI of the Fund provide for payments of distribution and service fees to LMIS at an annual rate of 0.75% and 0.40% of each class’s average daily net assets, respectively, subject to the authority of the Board of Directors to set a lower amount. The Board of Directors of the Fund has currently approved payments under the plan of 0.50% and 0.25% of the average daily net assets of Class R and Class FI, respectively.

For the six months ended April 30, 2010, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees
Class A	$55,591	$14,841
Class C	5,058,839	459,597
Class R	34,219	15,186
Class FI	16,615	7,577
Class I	—	54,436
Total	$5,165,264	$551,637

Legg Mason Capital Management Special Investment Trust, Inc. 2010 Semi-Annual Report	21

For the six months ended April 30, 2010, expense reimbursements by class were as follows:

Expense Reimbursements
Class A	$1,975
Class C	44,668
Class R	602
Class FI	588
Class I	8,375
Total	$56,208

6. Distributions to shareholders by class

	Six Months Ended April 30, 2010	Period Ended October 31, 2009†	Year Ended March 31, 2009
Net Investment Income:
Class A	—	—	—
Class C	—	—	—
Class R	—	—	—
Class FI	—	—	—
Class I	$220,160	—	—
Total	$220,160	—	—

†	For the period April 1, 2009 through October 31, 2009.

7. Line of credit

The Fund, along with certain other Legg Mason Funds, participates in a $200 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This 364-day revolving Credit Agreement matures on March 3, 2011. Pursuant to the Credit Agreement, each participating fund is liable only for principal and interest payments related to borrowings made by that fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. The Fund did not utilize the line of credit during the six months ended April 30, 2010.

8. Shares of beneficial interest

At April 30, 2010, there were 100,000,000 shares authorized at $0.001 par value for Class A, 200,000,000 shares authorized at $0.001 par value for Class C, 500,000,000 shares authorized at $0.001 par value for Class R, 100,000,000 shares authorized at $0.001 par value for Class FI, and 50,000,000 shares authorized at $0.001 par value for Class I of the Fund.

Transactions in shares of each class were as follows:

	Six Months Ended April 30, 2010		Period Ended October 31, 2009†		Year Ended March 31, 2009
	Shares	Amount	Shares	Amount	Shares		Amount

Class A
Shares sold	131,767	$3,646,496	142,985	$3,063,362	2,019,760	*	$30,009,013	*
Shares repurchased	(157,547)	(4,422,063)	(189,964)	(4,054,494)	(345,266)	*	(4,835,328)	*
Net increase (decrease)	(25,780)	$(775,567)	(46,979)	$(991,132)	1,674,494	*	$25,173,685	*

Class C1
Shares sold	651,552	$17,936,587	953,273	$19,619,581	4,496,682		$96,382,321
Shares repurchased	(3,789,978)	(104,409,850)	(4,324,515)	(91,037,666)	(31,715,877)		(672,400,068)
Net decrease	(3,138,426)	$(86,473,263)	(3,371,242)	$(71,418,085)	(27,219,195)		$(576,017,747)

Class R
Shares sold	81,146	$2,845,623	99,988	$2,493,800	300,143		$9,590,772
Shares repurchased	(176,669)	(5,852,861)	(129,206)	(3,731,003)	(345,155)		(10,563,300)
Net decrease	(95,523)	$(3,007,238)	(29,218)	$(1,237,203)	(45,012)		$(972,528)

22	Legg Mason Capital Management Special Investment Trust, Inc. 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

	Six Months Ended April 30, 2010		Period Ended October 31, 2009†		Year Ended March 31, 2009
	Shares	Amount	Shares	Amount	Shares	Amount

Class FI2
Shares sold	37,762	$1,336,431	85,539	$2,359,973	135,484	$3,344,181
Shares repurchased	(60,574)	(2,127,235)	(80,595)	(2,271,056)	(564,683)	(15,403,149)
Net increase (decrease)	(22,812)	$(790,804)	4,944	$88,917	(429,199)	$(12,058,968)

Class I2
Shares sold	650,415	$23,588,679	1,240,034	$35,886,700	1,419,517	$38,558,340
Shares issued on reinvestment	6,307	210,150	—	—	—	—
Shares repurchased	(760,342)	(26,825,226)	(756,994)	(20,141,300)	(2,689,818)	(72,625,242)
Net increase (decrease)	(103,620)	$(3,026,397)	483,040	$15,745,400	(1,270,301)	$(34,066,902)

†	For the period April 1, 2009 through October 1, 2009.

*	For the period February 3, 2009 (commencement of operations) to March 31, 2009.

[1]	On February 1, 2009, Primary Class shares were renamed Class C shares.

[2]	On October 5, 2009, Financial Intermediary Class and Institutional Class shares were renamed Class FI and Class I shares, respectively.

9. Capital loss carryforward

As of October 31, 2009, the Fund had a net capital loss carryforward of $474,089,468, of which $151,721,525 expires in 2016 and $322,367,943 expires in 2017. These amounts will be available to offset any future taxable capital gains.

10. Restricted securities

The following Fund investments are restricted as to resale and are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors in absence of readily ascertainable market values.

Security	Number of Units/Shares/Interest	Acquisition Date(s)	Cost	Fair Value at 4/30/10	Value per Unit/Share	Percent of Net Assets	Distributions Received	Open Commitments
BG Medicine Inc., Series D	1,538,462	7/08	$10,000,003	$8,076,926	$5.25	0.60%	—	—
BG Medicine Inc., Convertible Demand Note	250,000	3/10	250,000	250,000	100.00	0.02
BG Medicine Inc., Warrants	28,846	3/10	0	0	0.00	0.00
Super Dimension Ltd., Series D-1	256,650	10/08	5,500,010	2,823,150	11.00	0.21	—	—
Super Dimension Ltd., Series D-2	209,986	10/08	4,500,000	2,309,846	11.00	0.17	—	—
			$20,250,013	$13,459,922		1.00%	—	—

11. Transactions with affiliated companies

An “Affiliated Company”, as defined in the 1940 Act, includes a company in which the Fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the six months ended April 30, 2010:

	Affiliate Value at 10/31/09	Purchased		Sold		Dividend Income	Affiliate Value at 4/30/10	Realized Gain/(Loss)
		Cost	Shares	Cost	Shares
BG Medicine Inc, Series D	$10,000,003	—	—	—	—	—	$8,076,926	—
Pennymac Mortgage Investment Trust	17,489,500	$828,016	50,000	—	—	—	17,420,000	—
Penson Worldwide Inc(a)	—	657,543	72,000	—	—	—	11,956,800	—
Super Dimension Ltd., Series D-1	3,849,750	—	—	—	—	—	2,823,150	—
Super Dimension Ltd., Series D-2	3,149,790	—	—	—	—	—	2,309,846	—
Syncora Holdings Ltd.	1,428,694	—	—	—	—	—	1,428,694	—
	$35,917,737	$1,485,559		—		—	$44,015,416	—

(a)	At the beginning of the reporting period, this security did not have affiliate status because the Fund owned less than 5% of the company’s voting securities.

Legg Mason Capital Management Special Investment Trust, Inc.	23

Board approval of investment advisory and management agreement (unaudited)

At its November 2009 meeting, the Fund’s Board of Directors (the “Board”) approved the continuation of the investment advisory and management agreement (the “Agreement”) with Legg Mason Capital Management, Inc. (the “Adviser”). The directors who are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”), met on October 14, 2009, with the assistance of their independent legal counsel and their contract review consultant, to review and evaluate the materials provided by the Adviser to assist the Board, and in particular the Independent Directors, in considering renewal of the Agreement. At such October meeting the Independent Directors received presentations from the Adviser, as well as a memorandum from their independent legal counsel and materials from the contract review consultant. In follow up to that meeting, the Adviser provided supplemental materials as requested. The Independent Directors further discussed renewal of the Agreement in executive sessions held on November 5 and 6, 2009.

In voting to approve continuance of the Agreement, the Board, including the Independent Directors, considered whether continuance of the Agreement would be in the best interests of the Fund and its shareholders. No single factor or item of information reviewed by the Board was identified as the principal factor in determining whether to approve the Agreement. Based upon its evaluation of all material factors, including those described below, the Board concluded that the terms of the Agreement are reasonable and fair and that it was in the best interest of the Fund and its shareholders to approve continuance of the Agreement.

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Adviser under the Agreement. In addition, the Board received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by an affiliate of the Adviser. The Board noted information received at regular meetings throughout the year related to the services rendered by the Adviser. The Board’s evaluation of the services provided by the Adviser took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason fund complex, including the scope and quality of the investment management by the Adviser.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s Officers and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Adviser and the Adviser’s affiliates, the financial resources available through the Adviser’s parent organization, Legg Mason, Inc.

The Board also considered the Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures.

The Board received and reviewed performance information for the Fund and for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund to the funds included in the Performance Universe. The Lipper data also included a comparison of the Fund’s performance to a benchmark index selected by Lipper. The Board also received from the contract review consultant analysis of the risk adjusted performance of the Fund compared with its corresponding Lipper benchmark index. The Board also reviewed performance information for the Fund showing rolling returns based upon trailing performance. In addition, the Directors noted that they also had received and discussed at periodic intervals information comparing the Fund’s performance to that of its benchmark index.

The Board noted that although as of June 30, 2009, this Fund’s underperformance resulted in fifth quintile performance rankings for 3, 5 and 10 year periods, more recent performance was very positive. Performance for both the one-year period ended June 30, 2009 and September 30, 2009 were in the first quartile. Based upon this performance, the quality of the personnel, and the Adviser’s commitment to, and past history of, continual improvement and enhancement of its investment process, including steps recently taken by the Adviser to improve performance and risk awareness, the Board concluded that it was in the best interest of the Fund to approve renewal of the Agreement.

24	Legg Mason Capital Management Special Investment Trust, Inc.

Board approval of investment advisory and management agreement (unaudited) (cont’d)

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Adviser in light of the nature, extent and quality of the services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate (after taking into account fee waivers and expense reimbursements by the Adviser which partially reduced the management fee paid to the Adviser) (“Actual Management Fee”).

The Board also reviewed information regarding the fees the Adviser charged any of its U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Adviser reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Adviser, which, among other things, set out the range of fees based on asset classes. In addition, the Adviser provided and discussed with the Board a comparison with the fees of other registered investment companies managed by affiliated advisers in the same investment style. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of funds selected by Lipper as comparable to the Fund and a broader universe of funds also selected by Lipper. With respect to the Fund, the Board noted that Contractual and Actual Management Fees were competitive (first quintile) and that actual expenses were lower than the Lipper expense group and expense universe averages.

The Board was provided an overview of the process followed in conducting the profitability study and received a report on the profitability of Legg Mason in providing services to the Fund, based on financial information and business data for the 12 months ended March 31, 2009, which corresponds to Legg Mason’s most recently completed fiscal year. The Directors considered the profitability study along with the other materials previously provided to the Board and determined that the profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board noted that as a result of market conditions and net redemptions, the Fund complex had suffered a substantial decline in assets over its historic highs. Given the asset size of the Fund and the complex and the currently existing breakpoints, the Board concluded that any economies of scale currently being realized were appropriately being reflected in the Management Fee paid by the Fund.

The Board considered other benefits received by the Adviser and its affiliates, as a result of the Adviser’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. The Board also considered the information provided regarding intermediary arrangements.

In light of the structure of the fees, the costs of providing investment advisory and other services to the Fund, the Adviser’s ongoing commitment to the Fund and the ancillary benefits received, the Board concluded that the Management Fees were reasonable.

After evaluation of all material factors, the Board concluded that the continuation of the Agreement is in the best interest of the Fund.

Legg Mason Capital Management

Special Investment Trust, Inc.

Board of directors

Mark R. Fetting

Chairman

David R. Odenath

President

Dr. Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Dr. Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Investment manager/ adviser

Legg Mason Capital Management, Inc.

Baltimore, MD

Custodian

State Street Bank & Trust Company

Transfer agent and shareholder servicing agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Counsel

K & L Gates LLP

Washington, DC

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legg Mason Capital Management Special Investment Trust, Inc.

Legg Mason Capital Management Special Investment Trust, Inc.

Legg Mason Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Capital Management Special Investment Trust, Inc. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE SEMI-ANNUAL REPORT

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eighth-largest money manager in the world, according to Pensions & Investments, May 31, 2010, based on 12/31/09 worldwide institutional assets under management.

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMF-285/S (6/10) SR10-1117

NOT PART  OF THE SEMI-ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating Committee will accept recommendations for nominations from shareholders. Shareholders may forward recommendations to the Fund Assistant Secretary at 100 International Drive, 7th Floor, Baltimore, Maryland 21202, Attn.: Fund Assistant Secretary.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

(This Exhibit should not be filed with the N-CSRS. It is not required in semi-annual report filings. )

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(a) (3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Capital Management Special Investment Trust, Inc.

By:	/S/ DAVID R. ODENATH
(David R. Odenath)
President and Director of
Legg Mason Capital Management Special Investment Trust, Inc.

Date: July 1, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/S/ DAVID R. ODENATH
(David R. Odenath)
President and Director of
Legg Mason Capital Management Special Investment Trust, Inc.

Date: July 1, 2010

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Capital Management Special Investment Trust, Inc.

Date: July 1, 2010